Exhibit 32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Lonnel Coats, Principal Executive Officer of Lexicon Pharmaceuticals, Inc. (“Lexicon”), and Jeffrey L. Wade, Principal Financial Officer of Lexicon, each hereby certify that:
1.Lexicon's Quarterly Report on Form 10-Q for the period ended September 30, 2020, and to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.
IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 30th day of October, 2020.

By:	/s/ Lonnel Coats
Lonnel Coats
President and Chief Executive Officer

By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President, Corporate and Administrative Affairs and Chief Financial Officer